Exhibit 10.29

EXPEDIA CONFIDENTIAL

October 29, 2010

David Cathcart

Chief Financial Officer

TRX, Inc.

2970 Clairmont Road

Suite 300

Atlanta, GA 30329

Re:	Third Letter of Amendment

Dear David:

The purpose of this Third Letter of Amendment effective October 15, 2010, is to further document certain amendments to the pricing and other terms set forth in the Master Service Agreement, dated January 1, 2007, as amended by Amendment #1 on March 30, 2007, Letter of Amendment dated February 19, 2009, and Second Letter of Amendment dated December 23, 2009, as amended, and associated exhibits and Statements of Work thereunder (collectively, the “Agreement”) between Expedia, Inc. (“Expedia”) and TRX, Inc. (“TRX”), and/or their respective subsidiaries. Capitalized terms, where not defined herein, will have the meanings set forth in the Agreement. Expedia and TRX now agree to further amend the Agreement as follows:

1)	Section 2.1 of the Master Services Agreement shall be deleted in its entirety and replaced with the following:

“2.1 Term. The term of this Agreement will commence on the Effective Date and will continue to be valid and binding between the Parties until the earlier of; (a) December 31, 2012 (the “Initial Term”), or (b) the termination of this Agreement as set forth in Article 11.”

2)	Pricing for Common Services. Beginning 1 January 2011, the pricing in Appendix 1 to Exhibit B (Pricing for Common Services) shall be modified in accordance with the pricing set forth in the attached Exhibit 1.

3)	* for * Services. In the event that * under all Statements of Work for Services performed * exceed * during the * or * during the *, then, the following shall apply:

*

* Confidential Treatment Requested

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Exclusivity for Certain * Processes. During 2011 and 2012, except as otherwise agreed by the Parties in writing, TRX will be the exclusive third-party provider of the Services listed in the attached Exhibit 2 for the * Points of Sale (the “Select Services”). Notwithstanding the foregoing, the Parties agree that:

(a)	The foregoing exclusivity shall not apply to Expedia’s use of *

(b)	Additionally, Expedia may use, * to perform *, provided, that *

(c)	TRX shall have no liability of any kind for the performance of any such Services that Expedia performs without the involvement of TRX; and

(d)	Upon reasonable notice from TRX, Expedia will furnish TRX with * for the purpose of verifying

* Confidential Treatment Requested

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Expedia’s compliance with the terms of this section. Any such information provided by Expedia to TRX shall be deemed Expedia Confidential information.

4)	Training of *. During 2011 and 2012, at Expedia’s request, TRX will provide reasonable assistance to (a) design/enhance training curriculum and/or (b) train the *, so long as Expedia is current in its payment obligations to TRX. The specific scope of services will be defined in Statements of Work and mutually agreed by the parties. Such training services will be provided by TRX using commercially reasonable efforts, and TRX shall have no liability of any kind for the success of the training services. Additionally, such training services will be billed at the hourly rates set forth in Appendix 1 of Exhibit B of the Agreement, unless otherwise specified in the Statement of Work. Expedia will reimburse TRX for all travel and travel related expenses incurred in connection with such training services. Such expenses must be approved by Expedia in advance and billed to Expedia without additional markup or administrative fees.

5)	*. TRX will continue to * than those described in Exhibit 3 of the Letter of Amendment dated February 19, 2009. Notwithstanding the foregoing, TRX agrees to use commercially reasonable efforts to *.

6)	Pricing for *. Beginning 1 January 2011, the pricing for * in the * Statement of Work dated January 1, 2007 shall be modified to be *. All other terms of this Statement of Work shall remain the same.

7)	Exclusivity *. The exclusivity set forth in this Third Letter of Amendment shall *

8)	Except as expressly set forth in this Third Letter of Amendment, the Agreement will remain in full force and effect in accordance with its terms.

* Confidential Treatment Requested

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Please acknowledge your agreement to the foregoing by signing in the space provided below and returning a signed copy to me as soon as possible. If you do not agree with any of the foregoing, please contact me as soon as possible so that we can determine how best to proceed.

Yours truly, Expedia, Inc.

/s/ Dominique Bourgault

Dominique Bourgault
Vice President, Finance - PSG

Acknowledged and Agreed:

TRX, Inc.

By:	/s/ David D. Cathcart
Title:	Chief Financial Officer
Date Signed: 1 November 2010

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EXHIBIT 1

MODIFIED PRICING FOR COMMON SERVICES

*

* Confidential Treatment Requested

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*

* Confidential Treatment Requested

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*

* Confidential Treatment Requested

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EXHIBIT 2

SELECT SERVICES

*

* Confidential Treatment Requested

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